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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 26, 2005

                          CADENCE RESOURCES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                      UTAH
                 (State or Other Jurisdiction of Incorporation)

                  0-25170                              87-0306609
         (Commission File Number)                   (I.R.S. Employer
                                                 Identification Number)

                                 (509) 526-3491
              (Registrant's Telephone Number, Including Area Code)


6 EAST ROSE STREET, P.O. BOX 2056, WALLA WALLA, WA                      99362
     (Address of Principal Executive Offices)                         (Zip Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

ITEM 8.01         OTHER EVENTS.

      On September 26, 2005, Cadence Resources Corporation ("Cadence") issued a press release announcing the effectiveness of Cadence's registration statement on From S-4 as of September 22, 2005. A copy of the press release is included as an Exhibit to this Form 8-K.

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release dated September 26, 2005 issued by Cadence
                  Resources Corporation.



                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on September 26, 2005.


                                         CADENCE RESOURCES CORPORATION


                                         /s/     Howard M. Crosby
                                         ---------------------------------------
                                         By:     Howard M. Crosby
                                         Its:    President
Date: September 26, 2005